Exhibit 99.1
THIRD AMENDMENT
THIRD AMENDMENT (this “Agreement‘”), dated as of July 9, 2009, by and among RESEARCH PHARMACEUTICAL SERVICES, LLC, a Delaware limited liability company (successor by merger to Research Pharmaceutical Services, Inc., a Pennsylvania corporation) (“Borrower”), and PNC BANK, NATIONAL ASSOCIATION, as the sole lender (in such capacity, “Lender”) and as agent under the Credit Agreement (as hereinafter defined) (in such capacity, “Agent”).
WITNESSETH:
WHEREAS, Borrower, Lender and Agent are parties to a Revolving Credit and Security Agreement dated as of November 1, 2006 (as heretofore amended, the “Credit Agreement”);
WHEREAS, Borrower is a wholly-owned subsidiary of Research Pharmaceutical Services, Inc., a Delaware corporation (the “Guarantor”); and
WHEREAS, Borrower, Lender and Agent have agreed to amend the Credit Agreement to provide for (i) an increase in the Maximum Revolving Advance Amount, (ii) an increase in the applicable interest rates and fees, (iii) an extension of the Term, (iv) changes in financial reporting requirements and (v) certain other modifications to the Credit Agreement, all on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Defined Terms. Unless otherwise defined herein (including in the foregoing recitals), terms defined in the Credit Agreement are used herein as therein defined.
2. Amendments to Credit Agreement. The Credit Agreement is hereby amended and supplemented as follows:
(a) The definitions of “Alternate Base Rate”, “Applicable Margin”, “Maximum Revolving Advance Amount” and “Revolving Interest Rate” in Section 1.2 of the Credit Agreement are hereby amended and restated to read in full as follows:
“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the highest of (i) the Base Rate in effect on such day, (ii) the sum of Federal Funds Open Rate in effect on such day plus 1/2 of 1%, and (iii) the sum of the Daily LIBOR Rate plus 1.00%.
“Applicable Margin” shall mean (i) 1.50% in respect of Domestic Rate Loans, and (ii) 2.50% in respect of Eurodollar Rate Loans.
“Maximum Revolving Advance Amount” shall mean $30,000,000.

“Revolving Interest Rate” shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus the Applicable Margin with respect to Domestic Rate Loans and (b) the sum of the greater of (i) the Eurodollar Rate and (ii) two percent (2.00%) plus the Applicable Margin with respect to any Eurodollar Loan.
(b) The following definitions of “Daily LIBOR Rate” and “Published Rate” are added to Section 1.2 in the appropriate alphabetical order:
“Daily LIBOR Rate”: for any day, the rate per annum determined by the Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the Eurocurrency Reserve Requirements.
“Published Rate”: the rate of interest published each Business Day in the Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one month period as published in another publication selected by the Agent).
(c) The following new Section 2. l(c) is added to the Credit Agreement:
“(c) For purposes of determining at any time the Formula Amount pursuant to Section 2.1 (a), the amount of Eligible Receivables indicated on the most recent monthly Borrowing Base Certificate delivered to and accepted by Agent in accordance with Section 9.2 shall be used in such determination notwithstanding the subsequent receipt of payment of any such Eligible Receivables, provided, however, that if at the time of any such determination of the Formula Amount Undrawn Availability is less than $5,000,000, and thereafter until such time as Undrawn Availability has been restored to at least $5,000,000 for a period of 60 consecutive days, Eligible Receivables shall be determined based on the amount of Eligible Receivables actually outstanding on the date of such determination after giving effect to payments of Eligible Receivables received subsequent to the date of the most recent Borrowing Base Certificate.”
(d) Section 3.3(b) of the Credit Agreement is amended and restated to read in full as follows:
“(b) Facility Fee. If, for any calendar quarter during the Term, the average daily unpaid balance of the Revolving Advances and undrawn amount of any outstanding Letters of Credit for each day of such calendar quarter does not equal the Maximum Revolving Advance Amount, then Borrower shall pay to Agent for the ratable benefit of Lenders a fee at a rate equal to one half of one percent (0.50%) per annum on the amount by which the Maximum Revolving Advance Amount exceeds such average daily unpaid balance. Such fee shall be payable to Agent in arrears on the first day of each calendar quarter with respect to the previous calendar quarter.”

(e) Section 3.4 of the Credit Agreement is amended and restated to read in full as follows:
“3.4. Collateral Evaluation Fee, Collateral Monitoring Fee and Fee Letter.
(a) Collateral Evaluation Fee, Borrower shall pay Agent a collateral evaluation fee equal to $750 per month commencing on the first day of the month following the Closing Date and on the first day of each month thereafter during the Term, provided however, that such fee shall be increased to $1,000 per month during any period when the determination of the amount of Eligible Receivables is being made in accordance with the provisions of the proviso to Section 2. l(c). The collateral evaluation fee shall be deemed earned in full on the date when same is due and payable hereunder and shall not be subject to rebate or proration upon termination of this Agreement for any reason.
(b) Collateral Monitoring Fee. Borrower shall pay to Agent on the first day of each month following any month in which Agent performs any collateral monitoring — namely any field examination, collateral analysis or other business analysis, the need for which is to be determined by Agent and which monitoring is undertaken by Agent or for Agent’s benefit — a collateral monitoring fee in an amount equal to $850 per day for each person employed to perform such monitoring, plus all costs and disbursements incurred by Agent in the performance of such examination or analysis. Agent shall not conduct on-site collateral monitoring of the nature described in this Section 3.4(b) more frequently than four (4) times per calendar year; provided, that, if an Event of Default shall have occurred and be continuing, there shall be no limit on the frequency of on-site collateral monitoring of the nature described in this Section 3.4(b).”
(f) Section 7.5 of the Credit Agreement is hereby amended and restated to read in full as follows:
“7.5. Loans. Make or have outstanding advances, loans or extensions of credit to or for the benefit of any Person except (a) with respect to the extension of commercial trade credit in the Ordinary Course of Business, (b) loans to employees of Borrower in the Ordinary Course of Business not to exceed the aggregate amount of $100,000 at any time outstanding, (c) loans from Borrower to a Domestic Subsidiary of Borrower, (d) loans by Borrower to its Foreign Subsidiaries in an aggregate amount outstanding at any time not to exceed the aggregate amount of loans or advances necessary to adequately fund the ongoing operating expenses of such Foreign Subsidiaries and (e) loans, advances or extensions of credit by Borrower to or for the benefit of Guarantor or any of its Subsidiaries (which are not also Subsidiaries of Borrower) in an aggregate amount outstanding at any time not to exceed $7,500,000 provided, however, that from and after any day that Undrawn Availability is less than $5,000,000 no additional loans, advances or extensions of credit may be made in reliance on the provisions of this clause (e) until such time as Undrawn Availability has thereafter been restored to at least $5,000,000 for a period of thirty (30) consecutive days, and provided, further, that the transfer of $2,200,000 from Borrower to Guarantor in December, 2008 shall not be considered a loan, advance or extension of credit for purposes of this Section 7.5.”
(g) The following new Section 7.26 is added to the Credit Agreement:
“7.26. Net Loss. Permit either Borrower and its Subsidiaries on a consolidated basis or Guarantor and its Subsidiaries on a consolidated basis to suffer a net loss, determined in accordance with GAAP (but excluding for such determination any extraordinary gains or losses and any non-recurring, non-cash gains or losses), for any fiscal year.”
(h) Section 9.7 of the Credit Agreement is hereby amended and restated to read as follows:
“9.7. Annual Financial Statements. Furnish Agent and Lenders within one hundred twenty (120) days after the end of each fiscal year of Guarantor, (a) financial statements of Guarantor and its Subsidiaries on a consolidated basis including, but not limited to, statements of income and stockholders’ equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Guarantor and satisfactory to Agent (the “Accountants”), (b) unaudited balance sheets as at the end of such fiscal year and statements of income from the beginning of the current fiscal year to the end of such fiscal year (i) for Borrower and its Subsidiaries on a consolidated basis and (ii) for ReSearch Pharmaceutical Services Netherlands BV and its Subsidiaries on a consolidated basis, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and complete and correct in all material respects and (c) a Compliance Certificate.”
(i) Section 9.8 of the Credit Agreement is hereby amended and restated to read as follows:
“9.8. Quarterly Financial Statements. Furnish Agent and Lenders within sixty (60) days after the end of each fiscal quarter, (a) an unaudited balance sheet of Guarantor and its Subsidiaries on a consolidated basis and unaudited statements of income and cash flow of Guarantor and its Subsidiaries on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to the business of Guarantor and its Subsidiaries, (b) unaudited balance sheets and statements of income (i) for Borrower and its Subsidiaries on a consolidated basis and (ii) for Research Pharmaceutical Services Netherlands BV

and its Subsidiaries on a consolidated basis, in each case reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, all prepared on a basis consistent with past practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to the business of the Borrower and its Subsidiaries or the business of ReSearch Pharmaceutical Services Netherlands BV and its Subsidiaries, as the case may be and (c) a Compliance Certificate.”
(j) Section 9.9 of the Credit Agreement is hereby amended and restated to read as follows:
“9.9 Monthly Financial Statements. Furnish Agent and Lenders within forty-five (45) days after the end of each month (or in the case of any month ending on the last day of any fiscal quarter, sixty (60) days after the end of such month), an unaudited balance sheet of Borrower and its Subsidiaries on a consolidated basis and unaudited statement of income of Borrower and its Subsidiaries on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to the business of Borrower and its Subsidiaries.”
(k) Section 13.1 of the Credit Agreement is hereby amended and restated to read in full as follows:
“13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until October 31, 2012 (the “Term”) unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon ninety (90) days’ prior written notice upon payment in full of the Obligations. In the event the Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the “Early Termination Date”), Borrower shall pay to Agent for the benefit of Lenders an early termination fee in an amount equal to (x) $300,000 if the Early Termination Date occurs on or before October 31, 2011, and(y) $150,000 if the Early Termination Date occurs after October 31, 2011 and before October 31, 2012.”
3. Replacement Revolving Credit Note. Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to Lender a replacement Revolving Credit Note in the face amount of its Commitment Percentage of the Maximum Revolving Advance Amount (the “Replacement Revolving Credit Note”) in substitution for its existing Revolving Credit Note, which shall be returned to the Agent for delivery to the Borrower. The outstanding Revolving Advances of Lender shall be evidenced by its Replacement Revolving Credit Note.

4. Representations and Warranties. Borrower hereby represents and warrants to Lender and Agent that:
(a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;
(b) The representations and warranties made by Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof;
(c) The execution and delivery of this Agreement and the Replacement Revolving Credit Note by and on behalf of Borrower have been duly authorized by all requisite action on behalf of Borrower, and this Agreement and the Replacement Revolving Credit Note constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(d) The execution, delivery and performance of this Agreement will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which Borrower is a party or by which Borrower or any of its properties is bound; and
(e) No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority, or any trustee or holder of any indebtedness, is required in connection with the valid execution, delivery and performance by Borrower of this Agreement and the Replacement Revolving Credit Note, except such as have been obtained.
5. Conditions Precedent. The effectiveness of the waiver and amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:
(a) Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed by all parties:
(i) this Agreement, including the Consent of Guarantor attached hereto;
(ii) the Replacement Revolving Credit Note;
(iii) A certificate of the Secretary or Assistant Secretary of Borrower certifying (i) as to the resolutions or other limited liability company action authorizing the execution, delivery and performance of this Amendment, the Replacement Revolving Credit Note, and any other document contemplated hereby, (ii) as to the incumbency and specimen signatures of each [officer] [member] of Borrower executing this Amendment and the Replacement Revolving Credit Note and (iii) that there have been no changes to the organizational documents of Borrower since the most recent date true and correct copies thereof were delivered to the Agent; and
(iv) such additional documents, certificates and information as Agent may require pursuant to the terms hereof or otherwise reasonably request.
(b) The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.
(c) The Borrower shall have paid to the Agent for the pro rata benefit of the Lenders an amendment fee of $50,000.
6. Ratification; References; No Waiver. Except as expressly amended by this Agreement, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms. All references in the Credit Agreement to “this Agreement,” “hereof,” “hereto” and “hereunder” shall be deemed to be references to the Credit Agreement as amended hereby, and all references in any of the Other Documents to the Credit Agreement shall be deemed to be to the Credit Agreement as amended hereby. Except as expressly provided in Section 2 hereof, this Agreement does not and shall not be deemed to constitute a waiver by Agent or Lenders of any Default or Event of Default or of any of Agent’s or Lenders’ other rights or remedies.
7. Release. In consideration of the execution of this Agreement by Agent and Lender, Borrower hereby releases Agent and Lender and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that Borrower ever had, now have, or may have against Agent or Lender arising out of or relating to the Credit Agreement or Agent’s or Lender’s acts or omissions with respect thereto occurring prior to the date hereof. Borrower further states that it has carefully read the foregoing release, knows the contents thereof and grants the same as its own free act and deed.
8. Miscellaneous.
(a) Expenses. Borrower agrees to pay all of Agent’s reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.
(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
(c) Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of Borrower, Agent and Lender and their respective successors and assigns.

(d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.
(e) Headings. The headings of any paragraph of this Agreement are for convenience only and shall not be used to interpret any provision hereof.
(f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers or members, as the case may be, as of the day and year first above written.

RESEARCH PHARMACEUTICAL SERVICES, LLC
By:	/s/ Steven Bell
	Name:	STEVEN BELL
	Title:	CFO

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent
By:	/s/ Craig T. Sheetz
	Name:	CRAIG T. SHEETZ
	Title:	V/P

CONSENT OF GUARANTOR
The undersigned guarantor (the “Guarantor”) consents to the provisions of the foregoing Second Amendment and Waiver (the “Amendment”) and confirms and agrees that: (a) such Guarantor’s obligations under its Guaranty dated as of August 29, 2007 (as amended, the “Guaranty”), relating to the Obligations (as defined in the Credit Agreement referred to in the Amendment) shall be unimpaired by the Amendment; (b) such Guarantor has no defenses, setoffs, counterclaims, discounts or charges of any kind against the Agent or any Lender, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as increased and modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct in all material respects as of the date of the amendment.
WITNESS the due execution of this Consent as of the date of the Amendment, intending to be legally bound hereby.

RESEARCH PHARMACEUTICAL SERVICES, INC.
By:	/s/ Steven Bell
	Name:	STEVEN BELL
	Title:	CFO

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$30,000,000	Date: July 9, 2009
Philadelphia, PA
This Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Revolving Credit and Security Agreement dated as of November 1, 2006 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”) by and among RESEARCH PHARMACEUTICAL SERVICES, LLC, a Delaware limited liability company (successor by merger to ReSearch Pharmaceutical Services, Inc.) (“Borrower”), with a place of business at 610 West Germantown Pike, Plymouth Meeting, PA 19462 and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”). Capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.
FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of PNC, at the office of Agent located at PNC Bank Center, 1600 Market Street, Philadelphia, Pennsylvania 19103 or at such other place as Agent may from time to time designate to Borrower in writing:
(i) the principal sum of Thirty Million Dollars ($30,000,000) or, if different, from such amount, the unpaid principal balance of PNC’s Commitment Percentage of the Revolving Advances as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and
(ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Revolving Interest Rate in accordance with the provisions of the Loan Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.
This Note is the Revolving Credit Note referred to in the Loan Agreement and is secured by the liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained. This Note amends and restates, and is in substitution for a Revolving Credit Note from the Borrowers in the principal amount of $15,000,000 dated November 1, 2006 payable to PNC (the “Original Note”). However, without duplication, this Note shall in no way extinguish the Borrower’s unconditional obligation to repay all indebtedness evidenced by the Original Note.
This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 10.7 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.
This Note shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.
Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

RESEARCH PHARMACEUTICAL SERVICES, LLC
By:	/s/ Steven Bell
	Name:	STEVEN BELL
	Title:	CFO

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